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                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 1 TO
                DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT


                                                  June 16, 2003


Weirton Steel Corporation
400 Three Springs Drive
Weirton, West Virginia 26062
Attention: Mark E. Kaplan

Ladies and Gentlemen:

            Reference is made to the Debtor-In-Possession Loan and Security Agreement dated as of May 20, 2003 by and among Weirton Steel Corporation, Chapter 11 Debtor and Debtor-in-Possession ("Borrower"), the lenders from time to time party thereto (the "Lenders"), Fleet Capital Corporation, individually as a Lender, and as agent for the Lenders (the "Agent"; as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Loan Agreement.

            Borrower has requested that (a) Majority Lenders and all Term Lenders agree to amend the Loan Agreement in order to permit the Borrower to grant additional liens to the Exchange Indenture Trustee (as defined in the Final Financing Order), and (b) Majority Lenders agree to amend the Loan Agreement in order to allow for the payment of a fee to Agent in connection with the application of Borrower for a loan under the Emergency Steel Loan Guarantee Program. Majority Lenders and all Term Lenders have agreed to the foregoing, on the terms and conditions set forth herein. Therefore, Majority Lenders and all Term Lenders hereby agree as follows:

            1. Amendments. The Loan Agreement is hereby amended as follows:

            (a) The following subsection 2.15 is hereby added to the Loan
      Agreement:

            "2.15. Byrd Bill Diligence Fee. Borrower may pay to Agent a fee (the "Byrd Bill Diligence Fee") equal to $375,000 as payment for the due diligence to be performed by Agent in connection with Borrower's request that Agent sponsor the application of Borrower for a loan under the Emergency Steel Loan Guarantee Program, $200,000 of which shall be payable upon execution of that certain Amendment No. 1 to Debtor-in-Possession Loan and Security Agreement among Borrower, the Lenders party thereto and Agent and the remaining $175,000 of which shall be payable upon Borrower submission of such application. The Byrd Bill Diligence Fee shall be fully earned when due
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      and payable and shall not be subject to rebate, refund or proration for any reason. Agent hereby agrees that if Agent makes a loan to Borrower under the Emergency Steel Loan Guarantee Program, Agent shall apply the Byrd Bill Diligence Fee against any closing or facility fee payable to Agent in connection with the closing of such loan."

            (b) Clause (xii) of subsection 8.2.5 of the Loan Agreement is hereby relabeled as clause (xiii), the following is hereby inserted as clause (xii) and the word "and" is removed from clause (xi) of subsection 8.2.5:

            "(xii) the Exchange Indenture Replacement Liens (as defined in the Final Financing Order), which Liens are junior to the Liens on the Collateral in favor of Agent securing the Obligations; and"

            (c) The definition of the term Carve Out contained in Appendix A to the Loan Agreement is hereby amended and restated as follows:

            "'Carve Out' - the "Carveouts", as defined in the Final Financing Order."

            2. Representations and Warranties. Borrower hereby represents and warrants to Lenders that after giving effect to the transactions contemplated hereby:

            (a) there is no Default or Event of Default currently in existence; and

            (b) the representations and warranties of Borrower contained in the Loan Agreement, as amended hereby, and the other Loan Documents, are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

            3. Condition to Effectiveness. This Amendment No. 1 to Debtor-in-Possession Loan and Security Agreement (the "Amendment") shall be effective upon the execution hereof by the appropriate number of Lenders, acceptance hereof by Borrower, and delivery hereof to Agent on or before June 16, 2003, together with the Byrd Bill Diligence Fee.

            4. Scope. Except as expressly amended by this Amendment, the terms of the Loan Agreement shall remain in full force and effect as executed.


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            5. Counterparts. This Amendment and all other documents and agreements provided for herein or delivered or to be delivered hereunder or in connection herewith may be executed in any number of counterparts, and by the parties hereto and/or thereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed an original, but all such counterparts shall together constitute but one and the same agreement or document, as applicable.

                            [SIGNATURE PAGE FOLLOWS]


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                                        Very truly yours,

                                        FLEET CAPITAL CORPORATION,
                                          as Agent and as a Revolving Lender


                                        By  /s/ Tom Karlov
                                          -------------------------------------
                                        Title   S.V.P.
                                             ----------------------------------

                                        Revolving Loan Commitment: $50,000,000




                                        WELLS FARGO FOOTHILL, INC.
                                        (f/k/a FOOTHILL CAPITAL CORPORATION,)
                                          as a Revolving Lender

                                        By /s/ Lan Wong
                                           ------------------------------------
                                        Title
                                             ----------------------------------

                                        Revolving Loan Commitment: $50,000,000



                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                          as a Revolving Lender

                                        By  /s/ Glenn Bartley
                                          -------------------------------------
                                        Title  Vice President
                                             ----------------------------------

                                        Revolving Loan Commitment: $50,000,000




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                                        GMAC COMMERCIAL FINANCE LLC,
                                          as a Revolving Lender


                                        By  /s/ Dianna Guzzo
                                          -------------------------------------
                                        Title   VP
                                             ----------------------------------

                                        Revolving Loan Commitment: $35,000,000




                                        TRANSAMERICA BUSINESS CAPITAL
                                          CORPORATION, as a Revolving Lender

                                        By  /s/ Ari Kaplan
                                          -------------------------------------
                                        Title  Ari Kaplan, Vice President
                                             ----------------------------------

                                        Revolving Loan Commitment: $15,000,000



                                        MANCHESTER SECURITIES CORP.,
                                          as a Term Lender

                                        By  /s/ Elliot Greenberg
                                          -------------------------------------
                                        Title  Vice President
                                             ----------------------------------

                                        Revolving Loan Commitment: $25,000,000


Acknowledged and agreed to as of
this ___ day of June, 2003.

WEIRTON STEEL CORPORATION, Chapter 11
Debtor and Debtor-in-Possession


By  /s/ David B Bordo
  -----------------------------
Its  Treasurer
   ----------------------------




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